Subsequent Events	12 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

On September 29, 2026, the Company entered into a securities purchase agreement with certain purchasers, pursuant to which the Company agreed to sell to the purchasers in a registered direct offering, an aggregate of 71,800,000 ordinary shares of the Company at a price of $0.60 per share, for aggregate gross proceeds of $ $43,080,000, payable in an aggregate amount of $1,000,000 USD and 2,104,000 cryptographic asset commonly known as “MFT” at $20 per MFT. The offering was closed on October 9, 2026.

In accordance with ASC 855-10, the Company evaluated all events and transactions that occurred after June 30, 2026 up through the date the Company issued these financial statements on November 6, 2026 and concluded that no other material subsequent events except for the disclosed above.